                                                                    Exhibit 1(j)



                                  APPLICATION

[LOGO OF CHUBB LIFE AMERICA APPEARS HERE]
                                                                 APPLICATION FOR
                                                          GROUP INSURANCE POLICY
--------------------------------------------------------------------------------
The Colonial Life Insurance Company of America
Home Office: Eight Sylvan Way, P.O. Box 216, Parsippany, NJ 07054-0216
Service Office: One Granite Place, P.O. Box 515, Concord, NH 03302-0515 . (800) 258-3648

                         Application is hereby made to

                 THE COLONIAL LIFE INSURANCE COMPANY OF AMERICA

                                       by

--------------------------------------------------------------------------------
whose main office address is____________________________________________________

________________________________________________________________________________


for Group Policy No.____________________________________________________________

Said Group Policy is hereby approved and the terms thereof are hereby accepted.

This Application is executed in duplicate, one counterpart being attached to said Group Policy and the other being returned to The Colonial Life Insurance Company of America.

It is agreed that this Application supercedes any previous application for said Group Policy.
Executed at __________________________________ this ______day of _______, 1994.
                    (City and State)
______________  ______________________________________________________________
Witness         Full Name of Applicant, if a Corporation state name accurately.

                By:____________________________________________________________
                   Signature and Title

                This Copy Is to Remain Attached to the Policy.

Form 9-89117

--------------------------------------------------------------------------------


[LOGO OF CHUBB LIFE AMERICA APPEARS HERE]

                                                               APPLICATION FOR
                                                        GROUP INSURANCE POLICY
--------------------------------------------------------------------------------
The Colonial Life Insurance Company of America
Home Office: Eight Sylvan Way, P.O. Box 216, Parsippany, NJ 07054-0216
Service Office: One Granite Place, P.O. Box 515, Concord, NH 03302-0515 . (800) 258-3548

                         Application is hereby made to

                THE COLONIAL LIFE INSURANCE COMPANY OF AMERICA

                                      by

________________________________________________________________________________
whose main office address is____________________________________________________

________________________________________________________________________________


for Group Policy No.____________________________________________________________

Said Group Policy is hereby approved and the terms thereof are hereby accepted.

This Application is executed in duplicate, one counterpart being attached to said Group Policy and the other being returned to The Colonial Life Insurance Company of America.

It is agreed that this Application supercedes any previous application for said Group Policy.

Executed at _____________________________ this ______ day of __________, 1994.
                  (City and State)
___________________________________   __________________________________________
Witness                               Full Name of Applicant, If a
                                      Corporation state name accurately.

                                        By:________________________________
                                           Signature and Title

 This Copy is to be Returned to The Colonial Life Insurance Company of America.

Form 9-89117

[LOGO OF CHUBB LIFE AMERICA APPEARS HERE]

                                                                APPLICATION AND
                                                         SUBSCRIPTION AGREEMENT
-------------------------------------------------------------------------------

The Colonial Life Insurance Company of America
Home Office: Eight Sylvan Way, P.O. Box 216, Parsippany, NJ 07054-0216
Service Office: One Granite Place, P.O. Box 515, Concord, NH 03302-0515 . (800) 258-3648

The undersigned, hereinafter referred to as the "Member", hereby makes application to The Colonial Life Insurance Company of America, hereinafter referred to as the "Company", for participation under the Colonial Heritage Group Insurance Trust, hereinafter referred to as the "Trust", to make available to eligible Customers of the Member the plan of group insurance described below. Eligibility requirements, for Customers of the Member seeking to apply for coverage provided by the group plan, are defined in the Group Policy for such plan as issued to the Trust.

The Member hereby subscribes to and agrees for itself and its Customers, who may obtain insurance coverage under the Trust through the Member, to be bound by the terms of the Trust. It is understood and agreed that, under the Trust, the principal duty of the Trustee is to hold the Group Policy(ies) selected for the Trust. The Trust which sets out all the rights, powers and duties of the Trustee in detail, and the Group Policy(ies) held by the Trustee are available for inspection by the Member during regular business hours at the main office of the Trustee as stated below.

The Member acknowledges that by execution of this application the Member has no liability to the Company or the Trustee except for the payment of any charges associated with participation in the Trust.

The undersigned Member acknowledges and agrees to use its best efforts to provide all eligible Customers with an opportunity to apply for insurance under the plan(s) available, and that the coverage available shall be only that coverage as provided under a group plan held by the Trust.

Notwithstanding the date of this application, the Member's participation in the Trust will commence only if this application is accepted by an appointed Administrator of the Company on behalf of the Trust, and then only upon the insertion of an Effective Date on this Application by the Administrator.

The Member may withdraw from participation in the Trust and cancel its participation in any group plan(s) at any time after thirty (30) days prior written notice to the Trustee and the Company. Any group plan(s) of insurance held by the Trust will remain in force and available to all Customers of the Member who are currently insured or who have applied for insurance prior to the cancellation date of the Member's participation.

It is hereby agreed that the Member shall provide the Company and the Trustee with all records necessary for the efficient administration of the plan(s).

It is understood and agreed by the Member that the Trustee is not an insurance company, nor does the Trustee have any obligation under any policy of insurance. It is further understood and agreed that all claims for benefits provided by insurance being applied for herein shall be promptly made and forwarded to the Company on forms it accepts. Any benefits payable shall be made by the Company only to the extent of, and in strict accordance with, the terms of the policy(ies) issued.

--------------------------------------------------------------------------------
  Requested Plan:_______________________________________________________________
--------------------------------------------------------------------------------


_____________________________________   By___________________________
Name of Member                                       Signature

_____________________________________   ______________________________________
Street Address              Suite No.   Print Name and Title
_____________________________________   ______________________________________
City                State         Zip   Date

                                        For The Colonial Life Insurance Company
                                        of America
_____________________________________   Accepted By ___________________________
Name of Trustee                                     Signature

_____________________________________   _______________________________________
Street Address              Suite No.   Print Name and Title
_____________________________________   _______________________________________
City             State            Zip   Date

--------------------------------------------------------------------------------
  Group Plan Number: ________________   Effective Date:_________________________
--------------------------------------------------------------------------------
Form 9-89118

[LOGO OF CHUBB LIFE AMERICA APPEARS HERE]

                                                          APPLICATION FOR GROUP
                                       FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
-------------------------------------------------------------------------------
The Colonial Life Insurance Company of America
Home Office: Eight Sylvan Way, P.O. Box 216, Parsippany, NJ 07054-0216
Service Office: One Granite Place, P.O. Box 2086, Concord, NH 03302-2086 . (800) 997-4499

If Single Life Insurance is being applied for, then complete all requested information for Proposed Insured A only. If Joint and Last Survivor Life Insurance is being applied for, then complete all requested information for both Proposed Insured A and Proposed Insured B.

                                   PART ONE
________________________________________________________________________________
Section A - Personal Information

Proposed Insured-A

1.  Print Name (Last, First & Middle)

    ____________________________________________
2.  Sex: [_] Male [_] Female

3.  Birthdate: __/__/__

4.  Age (Nearest Birthday):_____________________


5.  U.S. Citizen: [_] Yes  [_] No

6.  Permanent Resident: [_] Yes  [_] No

7.  Birthplace (State/Country):_________________

8.  Social Security/Tax ID Number:______________


9.  Driver License Number:______________________


10. Home Address:

Street_________________________ Apt.____________
City________________ State_________ Zip_________



Prior Address (Within Last 2 Yrs.):

Street_______________________ Apt.______________
City_____________ State________ Zip_____________

11.  Home Telephone: (____)_____________________

12.  Business Telephone:(____)__________ Ext.___

13.  Occupation and Duties:

     ___________________________________________

14.  Length of Current Employment:______________

Proposed Insured-B (If Applicable)

1.  Print Name (Last, First & Middle)

    ____________________________________________

2.  Sex: [_]  Male [_] Female

3.  Birthdate: __/__/__

4.  Age (Nearest Birthday):_____________________

5.  U.S. Citizen: [_] Yes [_] No

6.  Permanent Resident: [_] Yes  [_] No

7.  Birthplace (State/Country):_________________

8.  Social Security/Tax ID Number:______________

9.  Driver License Number:______________________

10.  Home Address:
     Street_____________ Apt.___________________
     City______________ State ________ Zip _____

     Prior Address (Within Last 2 Yrs.):
     Street _____________  Apt._________________
     City_______________ State _______ Zip _____

11.  Home Telephone: (___)______________________

12.  Business Telephone: (___)__________ Ext.___

13.  Occupation and Duties:
     ___________________________________________

14. Length of Current Employment:_______________


CASH VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT (SUBJECT TO ANY SPECIFIED MINIMUM GUARANTEES). THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

Form 9-89075NY                                                          Page

Proposed Insured-A


15. Employer:________________________________________

16. Business Address:

    Street __________________________________________


    City ___________________ State ________ Zip _____

17. List income for past year:

    Year______________________________________
    Earned Income $___________________________
    Unearned Income $ ________________________
  Source of Unearned Income __________________

  Proposed Insured-B (If Applicable)

15. Employer:_________________________________

16. Business Address:
    Street ___________________________________
 City _________ State ________ Zip ___________

17. List income for past year:

 Year_________________________________________


Earned Income $ ______________________________
Unearned Income $ ____________________________

 Source of Unearned Income ___________________

-------------------------------------------------------------------------------

Section B - Life Insurance Applied For

1. Certificate Description

   Plan of Insurance: ___________ Initial Specified Amount: $__________________

   Death Benefit Option:  [_] Option I           [_] Option 2
   Corridor Option:       [_] Minimum Corridor   [_] Alternative Corridor

   Optional Benefit Riders:
     Single Life Coverage
     ______ Automatic Increase Rider (Increase Percentage Factor __ %)
     ______ Guaranteed Minimum Death Benefit Rider
     ______ Other ______________________________________________

     Joint and Last Survivor Coverage
     ______ Automatic Increase Rider (Increase Percentage Factor __ %)
     ______ Guaranteed Minimum Death Benefit Rider
     ______ Certificate Exchange Option Rider
     ______ Other ______________________________________________

2. Premium Information

   Initial Premium Amount: $ ___ Planned Periodic Premium: $ ___

   Planned Premium Frequency:

     [_] Annually  [_] Semi-Annually [_] Quarterly  [_] Monthly   [_] PAC


  Premium Notices to be sent to:
     [_] Proposed Insured(s) at: [_] Home Address   [_] Business Address

     [_] Owner's Address     [_] Other____________________________________




3. Allocation of Net Premiums - Indicate Desired Allocations (See Note).


   Separate Account:

       International Equity Division   _______%

       Small Company Division           ______%

       Equity Division                 _______%
       Bond Division                   _______%

       Treasury Money Market Division  _______%
       Other _____________________     _______%
     General Account:                  _______%
                 TOTAL                   100  %
                                       -------
 Note:


 1% minimum to any division
 used. Whole numbers only
 (no fractions or decimals).
 Sum of percentage allocations
 must equal 100%.

Form 9-89075NY                                                           Page 2

4. Beneficiaries - Complete the information below for each Beneficiary and circle whether Primary (P) or Contingent (C).
                                                  Social
                                                  Security   City and State
    Full Name(s):  Relationship:  Birthdate:      Number:    of Residence:
P C   ________      ________       ______         _______    ______________
P C   ________      ________       ______         _______    ______________
P C   ________      ________       ______         _______    ______________
P C   ________      ________       ______         _______    ______________
P C   ________      ________       ______         _______    ______________
P C   ________      ________       ______         _______    ______________


5. Certificate Owner - Complete if other than Proposed Insured(s).

Print Full Name of Person (Last, First, Middle),
Firm, Trust or Corporation:__________________________________________________

Date of Birth/Trust: ________ Social Security/Tax ID Number: ________________

  Address: Street________________ City ______________ State_________ Zip_____
  Home Telephone: (___)_______________ Work Telephone:(___)__________ Ext. ____
  Relationship to Proposed Insured(s):___________ Contingent Owner:_________


6.  Suitability

    a. Has/Have the Proposed Insured(s), and the Owner, if other than the Proposed Insured(s), received a Prospectus for the plan of insurance applied for? [_] Yes [_] No

    b. Does/Do the Proposed Insured(s) understand that, under the plan of insurance applied for (exclusive of any optional benefits):

       i.   There are two death benefit options to
            choose between?   [_] Yes     [_] No

       ii.  The amount of death benefit above the guaranteed
            insurance amount under Option 2 may increase decrease
            depending on investment experience?  [_] Yes   [_] No

       iii. The cash value under Options 1 and 2 may increase or decrease depending on investment experience? [_]Yes [_] No


    C. With this in mind, is the plan of insurance applied for in accord with the insurance objective and anticipated financial needs of
       the Proposed Insured(s)?                [_] Yes      [_] No

7. Special Request

   Requested Certificate Date: _____________________
   Is requested date to save age?   [_] Yes  [_] No

8. Service Office Amendments and Corrections (For Service Office use only where permitted by state statute regulation.)


Form 9-89075NY                                                          Page 3

Section C - Life Insurance In Force and Pending

1. Describe all life coverage in force. Include individual and group. If none, write "none"

Proposed Insured-A

                            Face Amount
         Policy    Plan      Including    Double            Issue
Company  Number  Insurance  Term Riders Indemnity  Premium  Date
_______  ______  _________  ___________ _________  _______  _____
_______  ______  _________  ___________ _________  _______  _____
_______  ______  _________  ___________ _________  _______  _____
_______  ______  _________  ___________ _________  _______  _____


Proposed Insured-B (If Applicable)

                            Face Amount
         Policy    Plan      Including     Double            Issue
Company  Number  Insurance  Term Riders  Indemnity  Premium  Date
_______  ______  _________  ___________ _________  _______  _____
_______  ______  _________  ___________ _________  _______  _____
_______  ______  _________  ___________ _________  _______  _____
_______  ______  _________  ___________ _________  _______  _____

2. Is there any life insurance or annuity in force or pending with any Company that will be changed, lapsed or replaced as a result of this application?

   Proposed Insured-A  [_] Yes  [_] No     Proposed Insured-B  [_]Yes  [_] NO
                                           (If Applicable)

   If "yes", circle the above Company and number(s).

3. In the past 6 months, has/have the Proposed Insured(s) applied for insurance with any other Company?

   Proposed Insured-A  [_] Yes   [_] No    Proposed Insured-B  [_] Yes   [_] No
                                           (If Applicable)

   If "yes", give details.

Form 9-89075NY                                                          Page 4

--------------------------------------------------------------------------------
Section D - Additional Information Regarding the Proposed insured(s)

                                                                                        Proposed        Proposed
                                                                                        Insured-A       Insured-B
                                                                                                      (If Applicable)
    Circle Answer To Questions 1-9. Please provide details to any "yes" answers and indicate whether applicable to Proposed Insured-A or Proposed Insured-B.

1.  Do you now, or have you in the past 12 months, smoked cigarettes, cigars or a          Yes  No      Yes  No
    pipe, chewed tobacco or used tobacco in any other form? If
    "yes", give details.
    __________________________________________________________________________
    __________________________________________________________________________
    __________________________________________________________________________

2.  Have you ever used any form of tobacco?                                                Yes  No      Yes  No

    If "yes", used ____ from ___ to ___

3.  Do you plan to participate in or have you within the past 3 years                      Yes  No      Yes  No
    participated in organized auto, boat, or motorcycle racing, skin or scuba diving, parachuting or skydiving, hang gliding, or mountain or rock climbing?
    If "yes", complete Avocation Questionnaire.

4.  Have you ever flown any aircraft (i.e. airplane, glider, helicopter, balloon,          Yes  No      Yes  No
    ultra-lite) as a pilot, student pilot, crew member or as a passenger on other than commercial airplanes? If "yes", complete Aviation Questionnaire.

5.  Have you within the past 3 years been convicted of a moving violation, or had          Yes  No      Yes  No
    your driver license restricted or revoked? If "yes", give
    details.__________________________________________________________________
    __________________________________________________________________________
    __________________________________________________________________________

6.  Are you a member of, or do you contemplate joining, any branch of the Armed            Yes  No      Yes  No
    Forces, National Guard or a reserve military unit? If "yes", give details.__
    ____________________________________________________________________________
    ____________________________________________________________________________

7.  Have you ever received benefits or had insurance premiums waived on any other          Yes  No      Yes  No
    insurance? If "yes", give details. _________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________

8.  Do you intend to live or travel outside of the United States or Canada? If             Yes  No      Yes  No
    "yes", give details. ______________________________________________________
    ___________________________________________________________________________
    ___________________________________________________________________________

9.  Have you had life, disability or hospital insurance rated, modified,                   Yes  No      Yes  No
    rejected, cancelled, or had renewal or reinstatement refused in the past 5 years? If "yes", give details. ____________________________________________
  _____________________________________________________________________________
  _____________________________________________________________________________

Form 9-89075NY                                                          Page 5

                                   AGREEMENT

I/We understand and agree that:

1. The insurance applied for will not take effect unless and until the issuance and delivery of the certificate of insurance and payment of the first premium occur during the life of the person(s) proposed for insurance while the health of the Proposed Insured(s) and the financial status of the Proposed Insured(s) has not changed since the date below.

                               GENERAL PROVISIONS
2. No agent, registered representative or medical examiner has the authority to waive the answers to any question, to determine insurability, to waive any of the Company's rights or requirements, or to make or alter any contract, policy or certificate of insurance.
3. The Owner of the certificate of insurance applied for may be named herein; if not, the Proposed Insured(s) will be the Owner.
4. The Company has the right to require medical examinations and diagnostic tests to determine insurability and shall have 80 days from the date of this application in which to consider and act upon the issuance of any insurance coverage. If within such period, a certificate of insurance has not been delivered, the Company will provide notice to the Proposed Owner of rejection or the reason for the delay. For any certificate of insurance issued thereafter, the Company will require evidence of insurability.
5. Acceptance by the Proposed Owner of any certificate of insurance issued on this application agrees to any changes made under Service Office Amendments and Corrections. Written consent of the Proposed Insured(s) and Owner will be obtained as to any changes made as to the Class of Risk, Age at Issue, Form or Plan of Insurance, Amount of Insurance or any Benefit applied for. A copy of this application, any supplement to it and any Part 2, if required, shall become part of any certificate of insurance issued on this application.
5. I/WE ACKNOWLEDGE receipt of a Prospectus for the plan of insurance applied for.
7. I/WE ACKNOWLEDGE receipt of the Notice on the Medical Information Bureau, the Notice of Investigative Consumer Reports, and the Description of Information Practices.
8. I/WE HAVE READ, or have had read to me/us, the complete application. All statements and answers in this application are full, complete and true to the best of my/our knowledge and belief. I/WE UNDERSTAND that any material misrepresentations may result in the loss of coverage under the plan of insurance.

  Signed at _______________________ this ___ day of _______________________ 19__
               (City and State)



Under penalties of perjury, I certify that the taxpayer identification number (social security number) provided is my correct taxpayer Identification number.


______________________________________      _________________________________
Signature of Proposed lnsured-A age 15      Signature of Applicant Owner, if
or over. Signature of Parent or Legal       other than Proposed Insured(s).
Guardian If Proposed Insured-A              If Firm, Trust or Corporation,
under age 15.                               print its name and that
                                            of authorized person who will
                                            sign below on Its behalf.



___________________________________         By:
Signature of Proposed Insured-B             ___________________________________
(If applicable).                            Signature and title of authorized
                                            person signing on behalf of Firm,
                                            Trust or Corporation named above.


I certify that I asked the Proposed Insured(s) each question. The answers have been recorded by me free from error. To the best of my knowledge the life insurance applied for 0 will 0 will not replace insurance with this company of any other company.


___________________________________     ________________________________________
Signature of Registered Principal       Signature of Registered Representative

                                        ________________________________________
                                        Name of Registered Representative
                                        (please print)

                                        ________________________________________
                                        Office and Control Code

[LOGO OF CHUBB LIFEAMERICA APPEARS HERE]

                                                            APPLICATION FOR LIFE
                                                            INSURANCE
--------------------------------------------------------------------------------

The Colonial Life Insurance Company of America
Home Office: Eight Sylvan Way, P.O. Box 216, Parsippany, NJ 07054-0216
Service Office: One Granite Place, P.O. Box 2086, Concord, NH 03302-2086. (800) 997-4499


                 AUTHORIZATION TO OBTAIN & DISCLOSE INFORMATION

I/We authorize any medical practitioner: medically related facility, psychologist, psychiatrist, insurer or reinsure Medical Information Bureau
(MIB), financial institution, consumer reporting agency, accountant, lawyer, employee Social Security Administration or Internal Revenue Service to give the Company or its agents any records or knowledge of me/us or that of my/our minor children that they may have, whether medical or non-medical, including any use of drugs or alcohol as well as any hobbies and finances. No consumer reporting agency is to obtain information from the MIB.

I/We understand that the information obtained may be used by the Company to determine eligibility for insurance or to administer my/our coverage. The Company may not give the information to any person or entity EXCEPT: (1) reinsurer, or other insurers to whom I/we have applied or may apply: (2) MIB; or
(3) any other person or entity who performs business or legal services in connection with the administration of my/our insurance coverage. Information may be disclosed as allowed by law.

I/We authorize the Company named above to obtain an investigative consumer report.

I/We agree that a copy of this Authorization shall be as valid as the original: this Authorization shall be valid for two years from the date shown below. I/We may have a copy upon request.

I/We want to be interviewed if an Investigative Consumer Report is required.
                                                        [ ] Yes  [ ] No

Minor Children, If Proposed for Insurance


--------------------------------

--------------------------------

--------------------------------

--------------------------------



--------------------------------------------------------------------------------
Date
                                       Signature of Proposed Insured-A age 15
                                       or over. Signature of Parent or Legal
                                       Guardian If Proposed Insured-A under
                                       age 15.

--------------------------------------------------------------------------------
Date                                   Signature of Proposed Insured-B (If
                                       applicable).

--------------------------------------------------------------------------------
Date                                    Signature of Registered Representative

[LOGO OF CHUBB LIFEAMERICA APPEARS HERE]

                                                            APPLICATION FOR LIFE
                                                            INSURANCE
--------------------------------------------------------------------------------

The Colonial Life insurance Company of America
Home Office: Eight Sylvan Way, P.O. Box 0216, Parsippany, NJ 07054-0216
Service Office: One Granite Place, P.O. Box 2086, Concord, NH 03302-2086. (800) 997-4499


                    Notice on the Medical Information Bureau

Information on your insurability or that of your spouse or minor children will be treated as confidential. The Company or its reinsurers may make a brief report on it to the Medical Information Bureau, Inc. This is a non-profit organization: to which a number of life and health insurers belong. It runs an exchange of information for its members. If you, your spouse, or any of your minor children apply to other Bureau members for life or health insurance, or file a claim with one of them, the Bureau, if asked, will give the member the information in its file.

If you ask, the Bureau will disclose any information it may have in its files on you or your spouse or minor children. If you think the file is wrong, you may write or telephone and ask that it be changed. Your rights are set forth in the Federal Fair Credit Reporting Act. You can write to the Bureau at: Box 105, Essex Station, Boston, MA 02112. You can reach the Bureau by phone at (817) 426-3660.

The Company or its reinsurers may also give information in their files to life and health insurers to which you, your spouse or minor children apply for life or health insurance or with which you file a claim.


                    Notice of Investigative Consumer Reports

As part of the routine processing of your application, an investigative consumer report may be made. Through this report the Company obtains information about you by talking to you, your neighbors, friends, and others whom you know. The report has information as to your character, general reputation, personal traits and life-style, except may be related directly or indirectly to your sexual orientation.

If a report is made, you have the right to a personal interview. You can request it on the Authorization to Obtain a Disclose Information. If a report is made, you may receive a copy upon written request.

If you want more details on the nature and scope of this report, write to us at the above address.


                      Description of information Practices

To issue and service your insurance coverage, and later to pay a claim, we need to collect information about y( Our sources are set forth below. If you wish to learn about our information practices in more detail, please write us at the above address.

Types of Information Collected: Age, Job, Pay, Health, Financial Data, Character, Reputation, Personal Traits, Life-style, except as may be related directly or indirectly to your sexual orientation, Other Personal
Characteristics.

Source of Information: Insured, Applicant, Doctors, Hospitals, Employers, Other Insurers to which you have applied, the MIB, Consumer Reporting Agencies, Banks.

Disclosure to Third Parties Without Prior Authorization: The information may at times be disclosed to third part without your consent. This is only done when required by law or for business reasons.

Access and Correction: You can obtain access to the personal information in our files; you may also request us correct, amend or delete what you think is wrong or not related to your coverage. If you want to know how to do please write and we will advise you how to go about it.


                     TO BE GIVEN TO The PROPOSED INSURED(S)



Form 9-89075NY                                                           Page 8